QuickLinks -- Click here to rapidly navigate through this document

EXHIBIT 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated June 29, 2001, included in Electro Scientific Industries, Inc. Annual Report on Form 10-K for the year ended June 2, 2001 and to all references to our firm included in this registration statement.

ARTHUR ANDERSEN LLP

/s/ ARTHUR ANDERSEN LLP

Portland, Oregon
March 19, 2002

QuickLinks

  EXHIBIT 23.1
CONSENT OF INDEPENDENT ACCOUNTANTS